EXHIBIT 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:

Fremont General Corporation

Debtor

CHAPTER 11 (BUSINESS)

Case Number:	8:08-bk-13421

Operating Report Number:	2

For the Month Ending:	July 31, 2008

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)		6,281,725

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		4,000,000

3. BEGINNING BALANCE:		2,281,725

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	—

Accounts Receivable — Pre-filing	—

General Sales	—

Other (Specify) Creditor refunds	56,358

Other (Specify) Intercompany reimbursement (2)	93,951

TOTAL RECEIPTS THIS PERIOD:		150,309

5. BALANCE:		2,432,035

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	—

Disbursements (from page 2)	386,407

TOTAL DISBURSEMENTS THIS PERIOD:		386,407

7. ENDING BALANCE:		2,045,627

8. General Account Number(s):	Well Fargo # xxxxxx1638 (3)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Reflects intercompany reimbursements for vendor payments.

(3)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
7/10/2008	wire	Fremont Investment & Loan	Intercompany payment for reimbursement of monthly shared services		$176,207	$176,207
7/14/2008	6000000314	Water Garden Co LLC	A/P vendor payments (office lease)		185,190	185,190
7/16/2008	6000000316	Mwb Business Systems	A/P vendor payments		3,030	3,030
7/16/2008	6000000315	ATT Sacramento	A/P vendor payments		67	67
7/17/2008	wire 80082	PR Newswire Association LLC	A/P vendor payments		1,915	1,915
7/21/2008	wire	Wells Fargo	Client Analysis Service Charge		3,140	3,140
7/22/2008	6000000321	Verizon	A/P vendor payments		930	930
7/22/2008	6000000319	Pcs Connection LLC	A/P vendor payments		284	284
7/22/2008	6000000317	Ampco System Parking	A/P vendor payments		7,328	7,328
7/22/2008	6000000320	TMSI	A/P vendor payments		906	906
7/22/2008	6000000318	Iron Mountain Records Mgmt Inc	A/P vendor payments		585	585
7/23/2008	6000000323	Iron Mountain Records Mgmt Inc	A/P vendor payments		783	783
7/23/2008	6000000324	Nextel Communication Sprint Nextel	A/P vendor payments		951	951
7/23/2008	6000000325	Nrs Inc	A/P vendor payments		2,119	2,119
7/23/2008	6000000322	Assi Security	A/P vendor payments		125	125
7/24/2008	wire 80084	PR Newswire Association Llc	A/P vendor payments		1,387	1,387
7/24/2008	wire 80083	Bowne of Los Angeles Inc	A/P vendor payments		1,020	1,020
7/24/2008	6000000326	American Stock Exchange	A/P vendor payments		60	60
7/28/2008	6000000327	Nextel Communication Sprint Nextel	A/P vendor payments		381	381

			TOTAL DISBURSEMENTS THIS PERIOD:	$—	$386,407	$386,407

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2008	Balance on Statement:	$2,046,008

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
6000000327	7/28/2008	380.53

TOTAL OUTSTANDING CHECKS:			$381

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$2,045,627

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT) (1)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	—

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	—

3.	BEGINNING BALANCE:	—

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)	—

5.	BALANCE:	—

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	—

7.	ENDING BALANCE:	—

8.	PAYROLL Account Number(s):

Depository Name & Location:

Notes:

(1)	The Debtor’s payroll account has been closed.

I. CASH RECEIPTS AND DISBURSEMENTS
C. (OVERNIGHT INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR REPORTS	29,540,833

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR Reports	—

ACCOUNT REPORTS

3.	BEGINNING BALANCE:	29,540,833

4.	RECEIPTS DURING CURRENT PERIOD:	51,546 (1)

5.	BALANCE:	29,592,379

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:	—

7.	ENDING BALANCE:	29,592,379

8.	OVERNIGHT INVESTMENT ACCOUNT Number(s):	xxxx9320

	Depository Name & Location:	Wells Fargo Bank - Pasadena Commercial Banking

		350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Note:

(1)	Represents interest received during period.

TOTAL DISBURSEMENTS FROM OVERNIGHT INVESTMENT ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount

None

			TOTAL DISBURSEMENTS THIS PERIOD:	—

OVERNIGHT INVESTMENT ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2008	Balance on Statement:	$29,592,379

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT		—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			—

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$29,592,379

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD:                     7/31/2008
(Provide a copy of monthly account statements for each of the below)

	General Account:	2,045,627

	Payroll Account:	N/A

	Overnight Investment Account:	29,592,379

Other Accounts:

Other Monies:

	Petty Cash (from below):	—

TOTAL CASH AVAILABLE:			31,638,006

Petty Cash Transactions:
Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due
Water Garden Co. (Lessor)(1)	1 per Month	185,190	1	185,190

			TOTAL DUE:	185,190

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	July 2008

Gross Sales Subject to Sales Tax:	—

Total Wages Paid:	—

	Total Post-Petition		Date Delinquent
	Amounts Owing	Amount Delinquent	Amount Due
Federal Withholding	—	—	N/A

State Withholding	—	—	N/A

FICA- Employer’s Share	—	—	N/A

FICA- Employee’s Share	—	—	N/A

Federal Unemployment	—	—	N/A

Sales and Use	—	—	N/A

Real Property	—	—	N/A

Other:

TOTAL:	—	—

Notes:

(1)	Represents August lease payment on the Debtor’s office building space (i.e., prepayment of monthly rent).

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	211,397	—	32,652

31 - 60 days	2,835	12,450	—

61 - 90 days	—	24,564	—

91 - 120 days	—	(2,918)	—

Over 120 days	—	84,865	—

TOTAL:	214,232	118,962	32,652

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	1/01/08-1/01/09	1/1/09

Continental Casualty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09

U.S. Specialty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09

RSUI Indemnity	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09

Allied World Natl	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09

U.S. Specialty	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09

Liberty Mutual	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09

Navigators Ins.	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09

Westchester Surplus	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09

Platte River	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09

Scottsdale Ins.	Excess D&O	5,000,000	1/01/08-1/01/09	1/1/09

XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14

Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14

RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14

New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14

Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14

St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14

Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14

Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14

Columbia Casualty	Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09

XL Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09

U.S. Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09

Navigators Ins.	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09

Allied World Natl	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09

Westchester Surplus	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09

XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14

Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14

Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14

Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14

National Union Fire	Crime Coverage	10,000,000	1/01/08-1/01/09	1/1/09

Zurich American	Excess Crime Coverage	20,000,000	1/01/08-1/01/09	1/1/09

Continental Ins.	Excess Crime Coverage	30,000,000	1/01/08-1/01/09	1/1/09

Federal Insurance	Errors & Omissions	5,000,000	1/01/08-1/01/09	1/1/09

U.S. Specialty	Excess E&O	5,000,000	1/01/08-1/01/09	1/1/09

Federal Insurance	Commercial Automobile	1,000,000	1/01/08-1/01/09	1/1/09

Federal Insurance	Group Personal Umbrella	500,000	1/01/08-1/01/09	1/1/09

Federal Insurance	Commercial Excess and Umbrella	15,000,000	1/01/08-1/01/09	1/1/09

Great American	Excess Umbrella	35,000,000	1/01/08-1/01/09	1/1/09

Fireman’s Fund	Excess Umbrella	25,000,000	1/01/08-1/01/09	1/1/09

American Guarantee	Excess Umbrella	15,000,000	1/01/08-1/01/09	1/1/09

Federal Insurance	Commercial Package	43,351,906	1/01/08-1/01/09	1/1/09

Crum & Forster	Workers Compensation	1,000,000	1/01/08-1/01/09	1/1/09

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending					Quarterly Fees Still
(Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Owing
—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

		—		—	—

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month

No disbursements made to insiders during the period.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month

No disbursements made to insiders during the period.

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	7/31/2008	6/19/08-7/31/08
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:
Payroll - Insiders	—	—

Compensation- regular (intercompany allocation)	359,336	359,336

Compensation- group insurance	—	—

Compensation- 401(k)/ESOP/Incentive (1)	7,395,176	7,437,197

Occupancy	11,909	13,563

Payroll Taxes	—	—

Other Taxes (Itemize)	—	—

Information systems	4,457	5,436

Advertising and promotion	10,164	15,034

Telecom	3,168	3,235

Travel	—	—

Printing and supplies	7,673	7,673

Postage	(29,156)	(29,156)

All other	41,509	48,659

Depreciation and Amortization	952	1,904

Rent Expense - Real Property	—	—

Lease Expense - Personal Property	—	—

Insurance	126,502	177,321

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	7,931,690	8,040,202

Net Gain/(Loss) from Operations	(7,931,690)	(8,040,202)

Non-Operating Income:
Interest Income	51,592	84,823

Net Gain on Sale of Assets (Itemize)	—	—

Other - Equity in Earnings of Subsidiaries	144,075,512	144,075,512

Other (Itemize) - SERP (2)	—	(75,276)

Total Non-Operating income	144,127,104	144,085,059

Non-Operating Expenses:
Interest Expense (3)	23,914	33,480

Legal and Professional (Itemize) (4)	(13,464)	844,763

Other (Itemize)	—	—

Total Non-Operating Expenses	10,450	878,243

NET INCOME/(LOSS)	$136,184,964	$135,166,614

Notes:

(1)	Includes non-cash compensation expense recognized upon assumed accelerated vesting of all unvested restricted stock awards.

(2)	Represents fair value adjustment on the assets held in the Debtor’s Supplemental Executive Retirement Plan, Supplemental Executive Retirement Plan II, and the related Merrill Lynch Non-Qualified Deferred Compensation Plan Trust Agreements (collectively, “SERP & EBP Accounts”).

(3)	Represents amortization of capitalized debt issuance costs.

(4)	Current Month includes professional fee reimbursements. Cumulative Post-Petition represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	$31,638,006

Accounts Receivable	151,614

Prepaid Expenses	4,732,077

Other (Itemize) - SERP / EBP Accounts & Other Benefit Accounts	11,967,391

Other (Itemize) - Investment - FG Financing	3,092,777

Total Current Assets		51,581,865

Property, Plant, and Equipment	287,014

Accumulated Depreciation/Depletion	(103,806)

Net Property, Plant, and Equipment		183,208

Other Assets (Net of Amortization):
Other (Itemize) - GSOP Merrill Lynch Acct. xxx-37M01	17,976

Investment in Subsidiary	428,658,537

Total Other Assets		428,676,513

TOTAL ASSETS		$480,441,586

LIABILITIES
Post-petition Liabilities:
Accounts Payable	214,232

Accruals (1)	861,731

Taxes Payable	—

Notes Payable	—

Professional fees	—

Secured Debt	—

Accrued Interest Payable	—

Accrued Bonus Payable	881

Other (Itemize) - Sr. Notes - Amortization of Capitalized Costs	33,480

Other (Itemize) - Discontinued Lease Liability	(215,844)

Other (Itemize) - Interco. Payable FIL	3,824

Other (Itemize) - SERP/EBP accounts	—

Other	(177,659)

Total Post-petition Liabilities		898,304

Pre-petition Liabilities / Liabilities Subject to Compromise:
Priority Liabilities	—

Unsecured Liabilities (1)	356,393,741

Total Pre-petition Liabilities		356,393,741

TOTAL LIABILITIES		357,292,045

EQUITY:
Pre-petition Owners’ Equity	(31,427,529)

Post-petition Profit/(Loss)	135,166,613

Direct Charges to Equity	19,410,457

TOTAL EQUITY		123,149,541

TOTAL LIABILITIES & EQUITY		$480,441,586

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	X

3.	State what progress was made during the reporting period toward filing a plan of reorganization.

With the Debtor’s petition date on June 18, 2008, there is currently no update on the Debtor’s plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
	None	No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.